Exhibit 4.6

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 29, 2016, is made and entered into by and among FinTech Acquisition Corp., a Delaware corporation (the “Company”), FTVENTURES III, L.P., a Delaware limited partnership (“FTVIII”), FTVENTURES III-N, L.P., a Delaware limited partnership (“FTVIIIN”),FTVENTURES III-T, L.P., a Delaware limited partnership (“FTVIIIT” and, together with FTVIII and FTVIIIN, the “FTV Holders”), and the other stockholders of the Company signatory hereto (the “CC Shareholders” and, together with the FTV Holders, the “Holders”).

RECITALS

 WHEREAS, the Company, FinTech Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and FTS, have entered into an Agreement and Plan of Merger, dated March 7, 2016 (as amended from time to time, the “Merger Agreement”), pursuant to which FTS is to merge with and into Merger Sub (the “Merger”);

WHEREAS, the Holders are shareholders of FTS and in connection with and upon the closing of the Merger (the “Closing”), will receive an aggregate of 17,000,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”) as a portion of the consideration paid to the Holders in the Merger (the “Shares”);

WHEREAS, the parties hereto desire to enter into this Agreement in order to grant the Holders certain registration rights as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1.
DEFINITIONS

1.1.	Definitions. The terms defined in this Article 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

1.1.1.	“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board (upon the advice of legal counsel) (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

1.1.2.	“Agreement” shall have the meaning given in the Preamble.

1.1.3.	“Board” shall mean the Board of Directors of the Company.

1.1.4.	“CC Shareholders” shall have the meaning given in the Preamble.

1.1.5.	“Closing” shall have the meaning given in the Recitals hereto.

1.1.6.	“Commission” shall mean the Securities and Exchange Commission.

1.1.7.	“Common Stock” shall have the meaning given in the Recitals hereto.

1.1.8.	“Company” shall have the meaning given in the Preamble.

1.1.9.	“Demand Registration” shall have the meaning given in subsection 4.1.1.

1.1.10.	“Demanding Holders” shall have the meaning given in subsection 4.1.1.

1.1.11.	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

1.1.12.	“Follow-On Offering” shall have the meaning given in Section 2.1.1.

1.1.13.	“Follow-On Registration Statement” shall have the meaning given in Section 2.1.1.

1.1.14.	“Follow-On Underwriting Agreement” shall have the meaning given in subsection 2.1.4

1.1.15.	“Founder Registration Rights Agreement” shall mean the registration rights agreement dated as of February 12, 2015, by and among the Company, Daniel G. Cohen, Betsy Z. Cohen, DGC Family FinTech Trust, Frank Mastrangelo, James J. McEntee, III, Shami Patel, Walter Beach and FinTech Investor Holdings, LLC.

1.1.16.	“Holders” shall have the meaning given in the Preamble.

1.1.17.	“Maximum Number of Securities” shall have the meaning given in subsection 4.2.2.

1.1.18.	“Merger” shall have the meaning given in the Recitals hereto.

1.1.19.	“Merger Agreement” shall have the meaning given in the Recitals hereto.

1.1.20.	“Merger Sub” shall have the meaning given in the Recitals hereto.

1.1.21.	“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement, preliminary Prospectus or Prospectus, or necessary to make the statements in a Registration Statement, preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made, not misleading.

1.1.22.	“Piggy-back Registration” shall have the meaning given in Section 4.2.1.

1.1.23.	“Pro Rata” shall mean the proportion calculated by dividing the respective number of Registrable Securities that each Demanding Holder has requested be included in a Registration and the aggregate number of Registrable Securities that the Demanding Holders collectively requested be included in such Registration.

1.1.24.	“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all materials incorporated by reference in such prospectus.

1.1.25.	“Registrable Security” shall mean (a) the Shares, (b) any other shares of Common Stock issued or issuable with respect to any Shares by way of a stock dividend or stock split or in connection with a combination of stock, acquisition, recapitalization, consolidation, reorganization, stock exchange, stock reconstruction and amalgamation or contractual control arrangement with, purchasing all or substantially all of the assets of, or engagement in any other similar transaction and (c) any other Common Stock acquired by the Holders prior to the consummation of the Follow-On Offering; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (i) such securities shall have been sold or distributed in accordance with a Registration Statement or Rule 144 under the Securities Act; (ii) such securities shall have ceased to be outstanding; (iii) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction or (iv) such securities have been repurchased by the Company.

1.1.26.	“Registration” shall mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

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1.1.27.	“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration, qualification and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority and any securities exchange on which the Common Stock is then listed);

(B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C) printing, messenger, telephone and delivery expenses;

(D) reasonable fees and disbursements of counsel for the Company;

(E) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(F) in connection with each Demand Registration, Follow-On Offering, Piggy-back Registration or Shelf Takedown, the Company shall reimburse the Holders of Registrable Securities included in such registration or offering for reasonable fees and disbursements of one counsel designated by the holders of a majority of the Registrable Securities included in such registration or offering (the “Counsel Fees”) up to $25,000 for each such Demand Registration, Piggyback Registration or Shelf Takedown and up to $50,000 in the Follow-On Offering; provided, however that the aggregate amount of such reimbursements shall not exceed $125,000 (the “Counsel Fee Cap”); provided, further, that, for the avoidance of doubt, the Holders of Registrable Securities included in any such Demand Registration, Follow-On Offering, Piggyback Registration or Shelf Takedown shall bear and pay all Counsel Fees incurred in connection with such registration or offering in excess of the Counsel Fee Cap. For the avoidance of doubt, each Holder that sells securities pursuant to a Demand Registration, Follow-On Offering, Piggy-back Registration or Shelf Takedown hereunder shall bear and pay all underwriting discounts and commissions and brokerage fees applicable to the securities sold for such Holder’s account.

1.1.28.	“Registration Statement” shall mean any registration statement that covers the Registrable Securities (including the Follow-On Registration Statement and FTV Shelf Registration Statement, as applicable) pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all materials incorporated by reference in such registration statement.

1.1.29.	“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

1.1.30.	“Shares” shall have the meaning given in the Recitals hereto.

1.1.31.	“Shelf Supplement” shall have the meaning given in subsection 3.1.2.

1.1.32.	“Shelf Takedown” shall have the meaning given in subsection 3.1.2.

1.1.33.	“Shelf Takedown Notice” shall have the meaning given in subsection 3.1.2.

1.1.34.	“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

1.1.35.	“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

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ARTICLE 2.
FOLLOW-ON OFFERING

2.1.	Follow-On Registration Statement.

2.1.1.	The Company shall: (i) no later than 180 days following the Closing file with the Commission a Registration Statement on Form S-1 or Form S-3, if available, or any successor form (the “Follow-On Registration Statement”); (ii) use commercially reasonable best efforts and act in good faith to cause the Follow-On Registration Statement to be declared effective by the Commission as soon as practicable thereafter; and (iii) use commercially reasonable best efforts to consummate within twelve months following the Closing a registered underwritten public offering of Common Stock, including the Registrable Securities then held by the Holders set forth on Annex I hereto for an offering to be made in accordance with the methods of distribution elected by such Holders and set forth in the Follow-On Registration Statement (the “Follow-On Offering”).

2.1.2.	The Company shall give written notice of the proposed filing of the Follow-On Registration Statement to Holders as soon as practicable but not less than thirty (30) days before the anticipated filing date of the Follow-On Registration Statement, which notice shall (a) describe the proposed amount of Common Stock to be registered in the Follow-On Offering and the name of the proposed managing underwriter or underwriters and (b) offer to all Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within fifteen (15) business days after receipt of such written notice.

2.1.3.	The Follow-On Offering shall be in the form of an Underwritten Offering. The Holders shall have the right to select the underwriter(s), investment banker(s) and/or manager(s) to administer the Follow-On Offering, subject to the consent of the Company, which consent shall not be unreasonably withheld.

2.1.4.	The aggregate number of shares or dollar amount of Common Stock to be registered and sold in the Follow-On Offering shall be determined by the Company in consultation with the Underwriters, based on market conditions at the time of the Follow-On Offering. The consummation of the Follow-On Offering shall be subject to the satisfaction of any terms and conditions set forth in the underwriting agreement entered into with respect to the Following-On Offering (the “Follow-On Underwriting Agreement”).

2.1.5.	For the avoidance of doubt, any Registration effected pursuant to Section 2.1 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 4.1.1. hereof.

2.1.6.	Price and Underwriting Discounts. The price per share of Common Stock to be sold in the Follow-On Offering shall be proposed by the underwriter(s) for the Follow-On Offering immediately prior to the execution of the Follow-On Underwriting Agreement, subject to approval by the holders of a majority of the Shares of Common Stock included in the Follow-On Offering. The underwriting discount and other financial terms set forth in the Follow-On Underwriting Agreement shall be agreed upon by the Underwriter(s) of the Follow-On Offering and the holders of a majority of the Registrable Securities included in the Follow-On Offering.

2.1.7.	No Cut-Back. The number of shares a Holder intends to sell in the Follow-On Offering shall not be reduced pursuant to any attempt by other holders attempting to exercise their rights under the Founder Registration Rights Agreement or separate written contractual arrangements. The Company shall not be permitted to sell shares in the Follow-On Offering.

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ARTICLE 3.
SHELF REGISTRATION

3.1.	Shelf Registration Statement.

3.1.1.	As promptly as reasonably practicable following the earlier of (a) the one-year anniversary of this Agreement, or (b) the consummation of the Follow-On Offering, the Company shall (i) prepare and file with (or confidentially submit to) the Commission a Registration Statement on Form S-3 or any successor form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (the “FTV Shelf Registration Statement”) that covers all Registrable Securities then held by the FTV Holders for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto in accordance with the methods of distribution elected by such FTV Holders and set forth in the FTV Shelf Registration Statement as permitted by this Agreement and (ii) use commercially reasonable best efforts and act in good faith to cause the FTV Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter (the date the FTV Shelf Registration Statement is declared effective by the Commission being the “FTV Shelf Effective Date”); provided, however, that the Company shall not be obligated to effect a Registration pursuant to Section 3.1 hereof if a Form S-3 is not available for such offering. The Company shall prepare and file with the Commission such amendments, post-effective amendments and supplements, including Shelf Supplements, to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of 36 months after effective date of such Registration Statement and the date on which all the Registrable Securities subject thereto have been sold or distributed pursuant to such Registration Statement.

3.1.2.	At any time that the FTV Shelf Registration Statement is effective, if an FTV Holder of Registrable Securities covered by the FTV Shelf Registration Statement delivers a notice to the Company (a “Shelf Takedown Notice”) stating that the holder intends to effect an offering of all or part of its Registrable Securities included in the FTV Shelf Registration Statement (a “Shelf Takedown”) and the Company is eligible to use the FTV Shelf Registration Statement for such Shelf Takedown, then the Company shall take all actions reasonably required, including amending or supplementing (a “Shelf Supplement”) the FTV Shelf Registration Statement, to enable such Registrable Securities to be offered and sold as contemplated by such Shelf Takedown Notice. Each Shelf Takedown Notice shall specify the number of Registrable Securities to be offered and sold under the Shelf Takedown. Except as set forth in Section 3.1.3 hereof, the Company shall not be obligated to effect requests set forth in a Shelf Takedown Notice through an Underwritten Offering.

3.1.3.	A majority-in-interest of the Demanding Holders initiating any Shelf Takedown shall have the right to demand an offering in the form of an Underwritten Offering if the proceeds of such offering is reasonably expected to exceed $25,000,000 in the aggregate. If any Shelf Takedown is an Underwritten Offering, the holders of a majority of the Registrable Securities participating in such Underwritten Offering shall have the right to select the investment banker(s) and manager(s) to administer the offering related to such Shelf Takedown, subject to the consent of the Company, which consent shall not be unreasonably withheld.

3.1.4.	If an FTV Holder of Registrable Securities wishes to engage in an underwritten block trade off an FTV Shelf Registration Statement (a “Block Trade”), then such FTV Holder shall notify the Company of such Block Trade not less than five (5) business days prior to the day such offering is to commence. The Company shall use commercially reasonable best efforts to facilitate and consummate such offering (which may close as early as three business days after the date it commences); provided that the FTV Holder shall use commercially reasonable best efforts to work with the Company and the Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade. The Company shall, at the request of the FTV Holder, file any prospectus supplement or any post-effective amendments and otherwise take any reasonable action necessary to include therein all disclosure and language deemed necessary or advisable by the FTV Holder to effect such Block Trade. An FTV Holder of Registrable Securities shall be entitled to engage in underwritten Block Trades without any limitation based on the expected proceeds of such transaction; provided, however, that the applicable FTV Holder(s) shall (i) be entitled to two underwritten Block Trades representing proceeds of less than $25,000,000 each under this Agreement with all reasonable fees and expenses paid for by the Company as otherwise set forth herein and (ii) to the extent there are more than two (2) underwritten Block Trades representing proceeds of less than $25,000,000, the applicable FTV Holder(s) shall reimburse the Company for the reasonable fees and expenses of the Company’s independent registered public accountants and counsel for the Company incurred in connection with any such additional underwritten Block Trades.

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3.1.5.	Price and Underwriting Discounts. In the case of an underwritten Shelf Takedown or Block Trade, the price, underwriting discount and other financial terms of the underwriting agreement for the Shelf Takedown or Block Trade shall be determined by the holders of a majority of the Registrable Securities included in such Underwritten Offering.

3.1.6.	No Cut-Back. The number of Shares an FTV Holder intends to sell pursuant to a Shelf Takedown shall not be reduced pursuant to any attempt by other holders attempting to exercise their rights under the Founder Registration Rights Agreement or separate written contractual arrangements.

3.1.7.	Restrictions on Shelf Takedowns. The Company may postpone for up to 60 days the filing of any Shelf Supplement if the Shelf Supplement or related Registration Statement is required under applicable law, rule or regulation to contain (i) financial statements that are, in the Company’s reasonable belief (upon advice of legal counsel), unavailable to the Company for reasons beyond the Company’s control, (ii) audited financial statements as of a date other than the Company’s fiscal year end (unless the FTV Holders requesting the Shelf Takedown or Block Trade agree to pay the reasonable expenses of this audit), (iii) pro forma financial statements that are required to be included in a registration statement, or if the Board determines in its reasonable good faith judgment (upon advice of legal counsel) that such Shelf Supplement would (x) materially interfere with a pending significant acquisition, corporate organization or pending offering of the Company’s debt or equity securities, (y) require the Company to make an Adverse Disclosure or (z) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the holders of a majority-in-interest of the Registrable Securities initiating a Shelf Takedown shall be entitled to withdraw such request and, if such request is withdrawn, such Shelf Takedown shall not count as one of the permitted Shelf Takedowns for the purposes of Section 3.1.3 and the Company shall pay all Registration Expenses in connection with such Shelf Takedown, if any. The Company may delay a Shelf Takedown hereunder twice in any period of twelve consecutive months.

ARTICLE 4.
DEMAND AND PIGGYBACK REGISTRATION RIGHTS

If (i) the FTV Shelf Registration Statement is not declared effective by the Commission on or prior to the date that is 120 days after the consummation of the Follow-On Offering, or (ii) at any time during the 24 month period following the FTV Shelf Effective Date, the FTV Shelf Registration Statement is not available to the FTV Holders (except for any unavailability resulting from information supplied by or on behalf of an FTV Holder for use in the FTV Shelf Registration Statement being incorrect or incomplete), the FTV Holders shall have the registration rights set forth in this Article 4.

4.1.	Demand Registration Rights.

4.1.1.	Request for Registration. Subject to the provisions of Section 4.3 hereof, any FTV Holders may make a written demand (the “Demanding Holders”) for Registration under the Securities Act of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, not more than forty five (45) days after the Company’s receipt of the Demand Registration, file a Registration Statement on Form S-1 or any similar long-form registration statement that may be available at that time with respect to all Registrable Securities requested by the Demanding Holders pursuant such Demand Registration, and shall use commercially reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter; provided, however, that the Company may use a Registration Statement on Form S-3 or any successor form thereto if the Company would qualify to use such form within 30 days after the date on which the initial demand request is given and the Company shall not be required to file such Registration Statement until it is so qualified.

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4.1.2.	Effective Registration. Notwithstanding the provisions of Section 4.1.1 or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (A) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and remains in effect for 12 months and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency (except for a stop order or injunction resulting from information supplied by or on behalf of a Demanding Holder for use in the Registration Statement being incorrect or incomplete) the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; and (B) all Registrable Securities requested to be registered are registered under the Securities Act; and, provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated. In the event that the Company has given the applicable FTV Holders notice of suspension of sales pursuant to Section 5.4 hereof, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until the Registration Statement has been declared effective by the Commission and remains in effect for 12 months, as extended by the number of days during the period from and including the date of the giving of such suspension notice to and including the date on which such Holders receive notice in writing from the Company that the use of the Prospectus may be resumed.

4.1.3.	Underwritten Offering. A majority-in-interest of the Demanding Holders initiating any Demand Registration shall have the right to demand an offering in the form of an Underwritten Offering if the proceeds of such offering are reasonably expected to exceed $25,000,000 in the aggregate. The holders of a majority of the Registrable Securities included in any Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the consent of the Company, which consent shall not be unreasonably withheld.

4.1.4.	Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration pursuant to a Registration under subsection 4.1.1 shall have the right in their sole discretion to withdraw a Registration pursuant to such Demand Registration upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to withdrawal by the applicable FTV Holders under this subsection 4.1.4.

4.1.5.	Price and Underwriting Discounts. In the case of an underwritten Demand Registration requested by FTV Holders pursuant to this Agreement, the price, underwriting discount and other financial terms of the underwriting agreement for the Registrable Securities shall be determined by the holders of a majority of the Registrable Securities included in such Underwritten Offering.

4.1.6.	No Cut-Back. The number of Shares an FTV Holder intends to sell pursuant to a Demand Registration shall not be reduced pursuant to any attempt by other holders attempting to exercise their rights under the Founder Registration Rights Agreement or separate written contractual arrangements.

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4.2.	Piggy-back Registration Rights.

4.2.1.	Piggy-back Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of Common Stock, or securities or other obligations exercisable or exchangeable for, or convertible into Common Stock, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company, or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to the FTV Holders of Registrable Securities as soon as practicable but not less than fifteen (15) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of FTV Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such FTV Holders may request in writing within ten (10) days after receipt of such written notice (such Registration a “Piggy-back Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggy-back Registration and shall use commercially reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the FTV Holders pursuant to this subsection 4.2.1 to be included in a Piggy-back Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such FTV Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 4.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering. The Company may postpone or withdraw the filing or the effectiveness of a Piggy-back Registration at any time in its sole discretion.

4.2.2.	Reduction of Piggy-back Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggy-back Registration, in good faith, advises the Company and the FTV Holders of Registrable Securities participating in the Piggy-back Registration in writing that the dollar amount or number of the shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the FTV Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant Section 4.2.1 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights pursuant to the Founder Registration Rights Agreement, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of FTV Holders exercising their rights to register their Registrable Securities pursuant to Section 4.2.1 hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities; and

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(b) If the Registration is pursuant to a request by persons or entities other than the FTV Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the shares of Common Stock or other equity securities, if any, as to which Registration has been requested pursuant to written contractual piggy-back registration rights pursuant to the Founder Registration Rights Agreement, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of FTV Holders exercising their rights to register their Registrable Securities pursuant to Section 4.2.1, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other equity securities that the Company desires to sell which can be sold without exceeding the Maximum Number of Securities; and (E) fifth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B), (C) and (D), the shares of Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

4.2.3.	Piggy-back Registration Withdrawal. Any FTV Holder of Registrable Securities shall have the right to withdraw from a Piggy-back Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggy-back Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggy-back Registration. The Company (in its sole discretion or at the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may postpone or withdraw the filing or effectiveness of a Piggy-back Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggy-back Registration prior to its withdrawal under this subsection 4.2.3.

4.2.4.	Unlimited Piggy-back Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 4.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 3.1 hereof.

4.3.	Restrictions on Registration Rights. The Company shall not be obligated to effect more than three (3) Registrations pursuant to a Demand Registration under this Agreement, and furthermore the Company shall not be obligated to effect any Demand Registration within 90 days after the effective date of a previous Demand Registration or a previous Piggy-back Registration in which FTV Holders of Registrable Securities were permitted to register, and actually sold, 80% of the Registrable Securities requested to be included therein. The Company may postpone for up to 60 days the filing or effectiveness of a Registration Statement for a Demand Registration if the Registration Statement is required under applicable law, rule or regulation to contain (i) financial statements that are, in the Company’s reasonable belief (upon advice of legal counsel), unavailable to the Company for reasons beyond the Company’s control, (ii) audited financial statements as of a date other than the Company’s fiscal year end (unless the FTV Holders requesting Registration agree to pay the reasonable expenses of this audit), (iii) pro forma financial statements that are required to be included in a registration statement, or if the Board determines in its reasonable good faith judgment (upon advice of legal counsel) that such Demand Registration would (x) materially interfere with a pending significant acquisition, corporate organization or pending offering of the Company’s debt or equity securities, (y) require the Company to make an Adverse Disclosure or (z) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the FTV Holders initiating a Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such Registration. The Company may delay a Demand Registration hereunder twice in any period of twelve consecutive months.

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ARTICLE 5.
COMPANY PROCEDURES

5.1.	General Procedures. At any time during which the Company is required to effect the Registration of Registrable Securities pursuant to this Agreement, the Company shall use commercially reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall:

5.1.1.	prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use commercially reasonable best efforts to cause such Registration Statement to become effective and remain effective until the earlier of (i) (A) with respect to a Demand Registration, 12 months after the effective date of the Registration Statement, extended as necessary in accordance with Section 5.4., and (B) with respect to the FTV Shelf Registration Statement, 36 months after the effective date thereof; and (ii) the date on which all the Registrable Securities subject thereto have been sold or distributed pursuant to such Registration Statement.;

5.1.2.	prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until the earlier of (i) (A) with respect to a Demand Registration, 12 months after the effective date of the Registration Statement, extended as necessary in accordance with Section 5.4., and (B) with respect to the FTV Shelf Registration Statement, 36 months after the effective date thereof; and (ii) the date on which all the Registrable Securities subject thereto have been sold or distributed pursuant to such Registration Statement;

5.1.3.	prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such documents as proposed to be filed with such Registration Statement (including each preliminary Prospectus), and each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration and the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders.

5.1.4.	permit the Holders, the Underwriters, if any, and any counsel or accountant of the Holders or Underwriters to participate in the preparation of the Registration Statement and any documents in connection therewith, and cause the Company’s directors, officers and employees to supply all information required by applicable law, rule or regulation to be included in the Registration Statement or reasonably requested by any such Holder, Underwriter, counsel or accountant. The Underwriters, Holders of Registrable Securities included in such registration and such Holders’ legal counsel shall have the opportunity to review and comment on all such documents proposed to be filed in connection with a Registration, including pursuant to this Article 5;

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5.1.5.	prior to any public offering of Registrable Securities, use commercially reasonable best efforts to (A) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request and (B) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

5.1.6.	use commercially reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

5.1.7.	provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

5.1.8.	advise each participating Holder of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

5.1.9.	at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each participating Holder of such Registrable Securities or its counsel;

5.1.10.	notify the participating Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 5.4 hereof;

5.1.11.	in the event of an Underwritten Offering, permit the participating Holders to rely on any “cold comfort” letter from the Company’s independent registered public accountants provided to the managing Underwriter of such offering;

5.1.12.	in the event of an Underwritten Offering, permit the participating Holders to rely on any opinion(s) of counsel representing the Company for the purposes of such Registration issued to the managing Underwriter of such offering covering legal matters with respect to the Registration;

5.1.13.	in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

5.1.14.	make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

5.1.15.	if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its commercially reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter or Holder in any Underwritten Offering; and

5.1.16.	otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

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5.2.	Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company.

5.3.	Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and the Holders, as applicable, and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

5.4.	Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed and he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice) and, if so directed by the Company, each Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities at the time of receipt of such notice. If the continued use of a Registration Statement in respect of any Registration at any time would require under applicable law, rule or regulation the Registration Statement to contain (i) financial statements that are, in the Company’s reasonable belief (upon advice of legal counsel), unavailable to the Company for reasons beyond the Company’s control, (ii) audited financial statements as of a date other than the Company’s fiscal year end (unless the applicable Holders agree to pay the reasonable expenses of this audit), (iii) pro forma financial statements that are required to be included in a registration statement, or if the Board determines in its reasonable good faith judgment (upon advice of legal counsel) that such Registration Statement would (x) materially interfere with a pending significant acquisition, corporate organization or pending offering of the Company’s debt or equity securities, (y) require the Company to make an Adverse Disclosure or (z) render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for a reasonable period of time, as determined in good faith by the Company, but in no event for more than 60 days. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 5.4. In the event that the Company has given Holders notice of suspension of sales pursuant to this Section 5.4, the applicable time period set forth in Section 4.1.1 during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such suspension notice to and including the date on which such Holders receive notice in writing from the Company that the use of the Prospectus may be resumed.

5.5.	Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be reporting under the Exchange Act, covenants to use commercially reasonable efforts to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly upon request by a Holder furnish such Holder with true and complete copies of such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions at the expense borne by the Company. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

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ARTICLE 6.
INDEMNIFICATION AND CONTRIBUTION

6.1.	The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees) caused by (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulations promulgated under the Securities Act, the Exchange Act or any state securities law in connection with an offering covered by such registration statement, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

6.2.	In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company is required to disclose under the Securities Act for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) resulting from any (i) untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, (ii) any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Holders of the Securities Act, the Exchange Act, any state securities law or any rule or regulations promulgated under the Securities Act, the Exchange Act or any state securities law in connection with an offering covered by such registration statement, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds (after deducting underwriting discount, commissions, taxes and other transaction fees and expenses) received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

6.3.	Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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6.4.	The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

6.5.	If the indemnification provided under Section 6.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 6.5 shall be limited to the amount of the net proceeds (after deducting underwriting discount, commissions, taxes and other transaction fees and expenses) received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 6.1, 6.2 and 6.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 6.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 6.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 6.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE 7.
MISCELLANEOUS

7.1.	Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt of the intended recipient or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed to the Company at:

FinTech Acquisition Corp

712 Fifth Avenue, 8th Floor

New York, New York 10019

Email: jmce@stbwell.com

with a copy to:

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Ledgewood

2001 Market Street, Suite 3400

Two Commerce Square

Philadelphia, Pennsylvania 19103

Attention: J. Baur Whittlesey

Email: JWhittlesey@ledgewood.com

Facsimile: (215) 735-2513

and to the FTV Holders at:

FTV Capital

555 California Street Suite 2900

San Francisco, CA 94109

Attention: Chris Winship and David Haynes

Phone: (415) 229-3000

Email: cwinship@ftvcapital.com and dhaynes@ftvcapital.com

Facsimile: (415) 229-3005

with a copy to:

Kirkland & Ellis LLP

555 California Street

San Francisco, CA 94104

Attention: Jeffrey B. Golden, P.C.

Email: jgolden@kirkland.com

Facsimile: (415) 439-1331

and to the CC Shareholders at the respective addresses set forth on Annex I.

Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

7.2.	Assignment; No Third Party Beneficiaries.

7.2.1.	This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part without the prior consent of the Holders of Registrable Securities, which consent shall not be unreasonably withheld. A Holder may assign or delegate its rights, duties or obligations under this Agreement in whole or in part, and the rights of the Holders of Registrable Securities hereunder shall be assignable, delegable or transferable in conjunction with and or to the extent of any transfer of Registrable Securities by any such Holder, only with the prior written consent of the Company, which consent shall not be unreasonably withheld; provided, however, that no consent of the Company shall be required if a Holder of Registrable Securities assigns or delegates its rights, duties or obligations under this Agreement to any of its affiliates, partners (direct or indirect), members, equityholders or shareholders.

7.2.2.	This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the Holders.

7.2.3.	This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement.

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7.3.	Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

7.4.	Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the United States District Court for the District of Delaware or any Delaware State court, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

7.5.	Amendments and Modifications. Upon the written consent of the Company and the Holders, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

7.6.	Termination. This Agreement shall terminate upon the earlier of (i) the date as of which all of the Registrable Securities have either been sold or distributed pursuant to a Registration Statement, (ii) the date as of which all of the Registrable Securities cease to be Registrable Securities or (iii) the date that is 36 months following the expiration of the FTV Shelf Registration Statement; provided, however, that if this Agreement is to be terminated pursuant to clause (iii) and the during the term of this Agreement the Company has delayed the initial filing or effectiveness of, or suspended the use of, any Registration Statement pursuant to Sections 3.1.7, 4.1.2, 4.3 or 5.4, the term of this Agreement shall be extended for the period required to ensure that any such delayed or suspended Registration Statement shall remain effective for a period of 12 months. The provisions of Section 5.5 and Article 6 shall survive any termination.

7.7.	Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations hereunder will result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Holders may obtain such relief as may be required to specifically enforce the Company’s obligations hereunder. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

7.8.	Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities and the holders with rights under the Founder Registration Rights Agreement, has any rights to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. After the date of this Agreement, the Company shall not, without the prior written consent of each Holder, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu with or senior to those granted to the Holders hereunder.

7.9.	Further Assurances. If the Holders or any of its affiliates seek to effectuate a distribution in kind of all or part of their respective Registrable Securities to their respective affiliates, partners (direct or indirect), members, equityholders or shareholders, the Company shall, subject to any applicable contractual transfer restrictions, work with the foregoing persons to facilitate such distribution in kind in the manner reasonably requested.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY: FINTECH ACQUISITION CORP. a Delaware corporation

By:	/s/ Daniel Cohen
Name: Daniel Cohen Title: Chief Executive Officer and President

[Registration Rights Agreement]

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HOLDERS:

FTVENTURES III, L.P. By: FTVentures Management III, LLC Its: General Partner
By:	/s/ Richard Garman
Name: Richard Garman
Title: Managing Member

FTVENTURES III-N, L.P. By: FTVentures Management III, LLC Its: General Partner
By:	/s/ Richard Garman
Name: Richard Garman
Title: Managing Member
FTVENTURES III-T, L.P. By: FTVentures Management III, LLC Its: General Partner
By:	/s/ Richard Garman
Name: Richard Garman
Title: Managing Member

[Registration Rights Agreement]

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/s/ Brian Shanahan
Brian Shanahan

The SDAO Family Grantor Retained Annuity Trust

/s/ J. Sdao
Trustee

SDAO FAMILY II, LLC

/s/ J. Sdao
Authorized Person

/s/ Rush Taggart
Rush Taggart

/s/ Renee Hritz
Renee Hritz

/s/ Randy Langlois
Randy Langlois

MKY INVESTMENTS, LLC

/s/ Laith Yaldoo
Laith Yaldoo
Member

/s/ Linda Intagliata
Linda Intagliata

/s/ Kevin McGuire
Kevin McGuire

/s/ Kevin Gainer
Kevin Gainer

/s/ Kelly Armstrong
Kelly Armstrong

/s/ John Katoula
John Katoula

/s/ John J. Caufield
John J. Caufield

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J&R MOHR LIMITED PARTNERSHIP

/s/ Gregory Mohr
Gregory Mohr
General Partner

/s/ Tim Hutteger
Tim Hutteger

/s/ Ashley Hutteger
Ashley Hutteger

/s/ Ryan Gildersleeve
Ryan Gildersleeve

/s/ Eric Odegard
Eric Odegard

/s/ Alex Chapman
Alex Chapman

/s/ Adam Moss
Adam Moss

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